Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
We lease our office spaces and certain equipment under various operating leases. Rent expense for the years ended December 31, 2022, 2021 and 2020 totaled $5.2 million, $3.8 million and $4.2 million, respectively. At December 31, 2022, the aggregate future minimum lease payments are $28.5 million. The following represents payments due by period for operating lease obligations as of December 31, 2022 (dollars in thousands):

Year Ending December 31:
2023	$3,792
2024	4,112
2025	3,985
2026	3,587
2027	2,014
2028 and thereafter	11,013
We are occasionally involved in litigation, both as a defendant and as a plaintiff. In addition, state and federal regulatory bodies, such as state insurance departments, the Securities and Exchange Commission ("SEC") and the Department of Labor, regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and the Employee Retirement Income Security Act of 1974, as amended.
In accordance with applicable accounting guidelines, we establish an accrued liability for litigation and regulatory matters when those matters present loss contingencies that are both probable and estimable. As a litigation or regulatory matter is developing we, in conjunction with outside counsel, evaluate on an ongoing basis whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure, and if not, the matter will continue to be monitored for further developments. If and when the loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, we will establish an accrued liability with respect to that matter and will continue to monitor the matter for further developments that may affect the amount of the accrued liability.
There can be no assurance that any pending or future litigation will not have a material adverse effect on our business, financial condition, or results of operations.
In addition to our commitments to fund mortgage loans, we have unfunded commitments at December 31, 2022 to limited partnerships of $1.7 billion and to fixed maturity securities of $237.4 million.
Through our FHLB membership, we have issued funding agreements to the FHLB in exchange for cash advances. As of December 31, 2022, we had $300.0 million of FHLB funding agreements outstanding. We are required to provide collateral in excess of the funding agreement amounts outstanding. The fixed maturity security investments pledged for collateral had a fair value of $1.2 billion at December 31, 2022.